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                                                                    Exhibit 10.1


                         REGISTRATION RIGHTS AGREEMENT


                         Dated as of February ___, 2000

                                  by and among

                                  PSINet Inc.


                                      and


              Donaldson, Lufkin & Jenrette Securities Corporation

                              Merrill Lynch & Co.

               Merrill Lynch, Pierce, Fenner & Smith Incorporated

                           Morgan Stanley & Co. Inc.

                            Bear, Stearns & Co. Inc.

                         BancBoston Robertson Stephens

                                      and

                             Chase Securities Inc.
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          This Registration Rights Agreement (this "Agreement") is made and
                                                    ---------
entered into as of February 1, 2000, by and among PSINet Inc., a New York corporation (the "Company"), and Donaldson, Lufkin & Jenrette Securities
                  -------
Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Inc., Bear Stearns & Co. Inc., BancBoston Robertson Stephens, and Chase Securities Inc. (each an "Initial Purchaser" and,
                                                        -----------------
collectively, the "Initial Purchasers"), each of whom (or their respective
                   ------------------
affiliates) has agreed to purchase the Company's 14,000,000 shares of 7% Series D Cumulative Preferred Stock of the Company (the "Preferred Stock") pursuant to the Purchase Agreement (as defined below).

          This Agreement is made pursuant to the Purchase Agreement, dated January 26, 2000 (the "Purchase Agreement"), by and among the Company and the
                       ------------------
Initial Purchasers. In order to induce the Initial Purchasers to purchase the Preferred Stock, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement has been agreed to by the Company under Section 3(b) of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

          The parties hereby agree as follows:


SECTION 1.     DEFINITIONS

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          Act:  The Securities Act of 1933, as amended.
          ---

          Affiliate:  As defined in Rule 144 of the Commission under the Act.
          ---------

          Business Day:  A day other than Saturday, Sunday or a day on which
          ------------
banking institutions located in New York City, or in the place in which the Company maintains its principal office are authorized or obligated by law, regulation or executive order to be closed.

          Commission:  The Securities and Exchange Commission.
          ----------

          Common Stock:  The common stock, par value $ .01 per share, of the
          ------------
Company, issuable upon conversion of the Preferred Stock.

          Effectiveness Deadline: As defined in Section 3(a) hereof.
          ----------------------

          Exchange Act:  The Securities Exchange Act of 1934, as amended.
          ------------
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          Exempt Resales:  The transactions in which the Initial Purchasers
          --------------
propose to resell the Preferred Stock to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act and pursuant to Regulation S under the Act.

          Filing  Deadline: As defined in Section 3(a) hereof.
          ----------------

          Holders:  As defined in Section 2 hereof.
          -------

          Majority Holders:  The holders of a majority of the aggregate number
          ----------------
of shares of Preferred Stock registered under the Shelf Registration Statement.

          Person: Any individual, corporation, limited liability company,
          ------
partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Prospectus:  The prospectus included in a Shelf Registration Statement
          ----------
at the time such Shelf Registration Statement is declared effective, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

          Registration Default:  As defined in Section 6 hereof.
          --------------------

          Shelf Registration Statement:  Any registration statement filed by the
          ----------------------------
Company relating to the registration for resale of Transfer Restricted Securities (as defined) that is filed pursuant to the provisions of this Agreement, including the Prospectus included therein; and all exhibits, amendments, supplements (including post-effective amendments), and material incorporated by reference therein.

           Supplement Delay Period:  means any period commencing on the date of
           -----------------------
receipt by a Holder of Transfer Restricted Securities of any notice from the Company of the existence of any fact or event of the kind described in Section 4(b)(2) hereof and ending on the date of receipt by such Holder of an amended or supplemented Shelf Registration Statement or Prospectus, as contemplated by
Section 4(h) hereof, or the receipt by such Holder of written notice from the Company (the "Advice") that the use of the Prospectus may be resumed, and the receipt of copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

           Transfer Restricted Securities:  means each share of Preferred Stock
           ------------------------------
and the common stock issuable upon conversion thereof until (i) the date on which such Series D Preferred Stock or the common stock issuable upon conversion thereof has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement, (ii) the date on which such Preferred Stock or the common stock issuable upon conversion thereof is distributed to the public pursuant to Rule 144(k) under the Securities Act (or any similar provision then in effect) or is saleable pursuant to Rule 144(k) under the Act or (iii) the date on which such Series D Preferred Stock or the common stock issuable upon conversion thereof ceases to be outstanding.

                                       2
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SECTION 2.     HOLDERS

         A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.
          ------

SECTION 3.     SHELF REGISTRATION

          a. The Company (i) shall within 90 days of the date of original issuance of the Preferred Stock, file with the Commission a Shelf Registration Statement (the "Filing Deadline") and, (ii) shall use its reasonable best efforts to cause to be declared effective under the Act on or prior to 180 days (plus any additional days allowed as a result of a Supplement Delay Period) after the date of original issuance of the Preferred Stock, a Shelf Registration Statement relating to the offer and sale of the Transfer Restricted Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement (the "Effectiveness Deadline").

          b. The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of two years from the date of original issuance of the Preferred Stock or such shorter period that will terminate when (i) all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, (ii) the date on which, in the opinion of counsel to the Company, all of the Transfer Restricted Securities then held by the Holders may be sold by such Holders in the public United States securities markets in the absence of a registration statement covering such sales or (iii) the date on which there ceases to be outstanding any Transfer Restricted Securities (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such securities during that period, unless (i) such action is required by applicable law, (ii) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including without limitation, the acquisition or divestiture of assets, or (iii) such action is taken because of any fact or circumstance giving rise to a Supplement Delay Period.

          c. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 10 Business Days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary prospectus included therein, including, without limitation, the information specified in Item 507 or 508 of Regulation S-K, as applicable, under the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to Section 6 hereof unless and until 20 Business Days after

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such Holder shall have provided all such information. Each selling Holder as to which any Shelf Registration Statement is being effected agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or the happening of any event, in either case as a result of which the Shelf Registration Statement contains any untrue statement of a material fact regarding such Holder or the distribution of Transfer Restricted Securities or omits to state any material fact regarding such Holder or the distribution of such Transfer Restricted Securities required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they are made, not misleading or any Prospectus relating to such Shelf Registration Statement contains any untrue statement of a material fact regarding such Holder or the distribution of such Transfer Restricted Securities or omits to state any material fact regarding such Holder or the distribution of such Transfer Restricted Securities necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and to furnish promptly to the Company any additional information (i) required to correct and update any previously furnished information or (ii) required so that the Shelf Registration Statement or any Prospectus shall not contain any such untrue statement of a material fact or any such omission to state a material fact.

SECTION 4.     REGISTRATION PROCEDURES

     In connection with any Shelf Registration Statement, the following provisions shall apply:

          a. The Company shall ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

          b. (1) The Company shall advise the Initial Purchasers and the Holders of Transfer Restricted Securities named in any Shelf Registration Statement, and, if requested by the Initial Purchasers or any such Holder, confirm such advice in writing when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective.

          (2) The Company shall advise the Initial Purchasers and the Holders of Transfer Restricted Securities named in any Shelf Registration Statement, which have provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by the Initial Purchasers or any such Holder, confirm such advice in writing:

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     (i)    of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information;

     (ii) of the initiation by the Commission of proceedings relating to a stop order suspending the effectiveness of the Shelf Registration Statement;

     (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement;

     (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

     (v) of the existence of any fact and the happening of any event (including, without limitation, pending negotiations relating to, or the consummation of, a transaction or the occurrence of any event which would require additional disclosure of material non-public information by the Company in the Shelf Registration Statement as to which the Company has a bona fide business purpose for preserving confidential or which renders the Company unable to comply with Commission requirements) that, in the opinion of the Company, makes untrue any statement of a material fact made in its Shelf Registration Statement, the Prospectus or any amendment or supplement thereto or any document incorporated by reference therein or requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, provided, that the foregoing obligation shall only arise if the Company has been notified by the Transfer Agent that the Shelf Registration Statement is being used to effect transfers of Transfer Restricted Securities as provided by Section 4(o) below.

     Such advice may be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made.

          c. The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

          d. The Company shall use its best efforts to furnish to each selling Holder named in any Shelf Registration Statement who so requests in writing and who has provided to the Company an address for notices, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and, if the Holder so requests in writing, all exhibits and schedules (including those incorporated by reference).

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          e.   The Company shall, during the Shelf Registration Period, deliver to each Holder of Transfer Restricted Securities named in any Shelf Registration Statement and who has provided to the Company an address for notices, without charge, as many copies of the Prospectus (including each preliminary Prospectus) contained in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; subject to any advice or notice by the Company in accordance with Section 4(b) or 5(b) hereof, the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders for the purposes of offering and resale of the Transfer Restricted Securities covered by the Prospectus in accordance with the applicable regulations promulgated under the Act.

          f. Prior to any offering of Transfer Restricted Securities pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of Transfer Restricted Securities named therein and their respective counsel in connection with the registration or qualification of such Transfer Restricted Securities for offer and sale under the securities or blue sky laws of such jurisdictions of the United States as any such Holders reasonably request in writing not later than the date that is 20 Business Days prior to the date upon which this Agreement specifies that the Shelf Registration Statement shall become effective; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general or unlimited service of process or to taxation in any such jurisdiction where it is not then so subject.

          g. The Company shall cooperate with the Holders of Transfer Restricted Securities to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request in writing at least two Business Days prior to sales of securities pursuant to such Shelf Registration Statement.

          h.   Upon the occurrence of any event contemplated by paragraph
(b)(2)(v) hereof, the Company shall promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that as thereafter delivered to purchasers of the Transfer Restricted Securities covered thereby, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that in the event of a material business transaction (including, without limitation, pending negotiations relating to such a transaction) which would, in the opinion of counsel to the Company, require disclosure by the Company in the Shelf Registration Statement of material non-public information for which the Company has a bona fide business purpose for not disclosing, then for so long as such circumstances exist, the Company shall not be required to prepare and file a supplement or post-effective amendment hereunder.

          i. Not later than the effective date of any such Shelf Registration Statement hereunder, the Company shall cause to be provided a CUSIP number for the Preferred Stock and Common Stock registered under such Shelf Registration Statement, and provide the Transfer Agent with certificates for such Preferred Stock and Common Stock in a form eligible for deposit with The Depository Trust Company.

          j. The Company shall make generally available to its security holders in a regular filing on Form 10-Q or 10-K, an earnings statement satisfying the provisions of Rule 158 (which need not be audited) for the twelve-month period commencing after effectiveness of the Shelf Registration Statement, provided that the Company shall be allowed to fulfill its obligations pursuant to this Section 4(j) by publicly filing such reports on the Commission's EDGAR database.

          k. The Company may require each Holder of Transfer Restricted Securities, which are to be sold pursuant to any Shelf Registration Statement, to furnish to the Company within 10 Business Days after written request for such information has been made by the Company, such information regarding the Holder and the distribution of such securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement and such other information as may be necessary or advisable in the reasonable opinion of the Company and its counsel, in connection with such Shelf Registration Statement. No Holder of Transfer Restricted Securities shall be entitled to be named as a selling Holder in the Shelf Registration Statement as of the effective time of such Shelf Registration Statement (or in the first prospectus supplement filed thereafter in the case of an expedited filing that the Company expects to file and obtain effectiveness within 60 days of this Agreement), and no holder of Transfer Restricted Securities shall be entitled to use the prospectus forming a part thereof for offers and resales of Transfer Restricted Securities at any time, unless such Holder has returned a completed and signed notice and questionnaire to the Company by the deadline for response set forth therein. The Company shall not be required to take any action to name such Holder as a selling Holder in the Shelf Registration Statement until such Holder has returned a completed and signed notice and questionnaire to the Company. Following its receipt of such notice and questionnaire, the Company will, as promptly as possible, but not prior to the next required amendment or supplement to the Shelf Registration Statement, include the Transfer Restricted Securities covered thereby in the Shelf Registration Statement (if not previously included). No Holder of Transfer Restricted Securities shall be entitled to use the Prospectus unless and until such Holder has furnished the information required by this Section 4(k) and all such information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

          l. The Company shall, if requested, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Majority Holders reasonably agree should be included therein in order to effect their distribution of the Preferred Stock and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that

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the Company shall not be required to take any action pursuant to this Section
4(l) that would, in the opinion of counsel for the Company, violate applicable law or to include information the disclosure of which at the time would have an adverse effect on the business or operations of the Company and/or its subsidiaries, as determined in good faith by the Company.

          m. The Company shall enter into such agreements and take all other reasonably appropriate actions in order to expedite or facilitate the registration or the disposition of the Transfer Restricted Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification and contribution provisions and procedures no less favorable than those set forth in Section 7 (or such other provisions and procedures acceptable to the Majority Holders and the Company), with respect to all parties to be indemnified pursuant to Section 7 from Holders of Preferred Stock to the Company.

          n. The Company shall upon receipt of a reasonable request in writing therefor:

     (i) make reasonably available at reasonable times prior to the effectiveness of the related Shelf Registration Statement for inspection by representatives of the Holders of Transfer Restricted Securities to be registered thereunder and any attorney, accountant or other agent retained by the Holders, at the office where normally kept during normal business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company's officers, directors and employees to supply all relevant information reasonably requested by the Holders' attorneys, accountants or other agents in connection with any such Shelf Registration Statement as is customary for similar due diligence examinations; provided, however, that the foregoing inspection and information gathering shall be coordinated by one counsel designated by the Holders and that such persons shall first agree in writing with the Company that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such person, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

     (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Majority Holders), addressed to each selling Holder covering such matters (in form, scope and substance) as those matters set forth in
Section 9(e)(i), (ii), (iii) and (iv) of the Purchase Agreement;

     (iii) obtain "cold comfort" letters (or, in the case of any person that does not satisfy the conditions for receipt of a "cold comfort" letter specified in Statement on Auditing Standards No. 72, an "agreed-upon procedures letter") and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed where reasonably practicable to each selling Holder of Transfer Restricted Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

     (iv) deliver such documents and certificates as may be reasonably requested by the Majority Holders, including those to evidence compliance with
Section 4(h).

     The foregoing actions set forth in clauses (ii), (iii) and  (iv) of this
Section 4(n) shall, if reasonably requested by the Majority Holder, be performed upon the effectiveness of such Shelf Registration Statement and the effectiveness of each post-effective amendment thereto.

     (v) The Company may offer securities of the Company other than the Preferred Stock under the Shelf Registration Statement.

          o. The Company shall provide instructions to the Transfer Agent, as applicable, to notify the Company of any requested transfer of Transfer Restricted Securities using the Shelf Registration Statement and to only effect such transfer upon confirmation from the Company or its counsel that the Shelf Registration Statement conforms to the requirements of Section 4(a) above.

SECTION 5.     HOLDERS' AGREEMENTS

     Each Holder of Transfer Restricted Securities severally but not jointly, by the acquisition of such Transfer Restricted Securities, agrees:

          a. To furnish the information required to be furnished pursuant to Sections 3(c) and 4(k) hereof within the time periods set forth therein.

          b. That upon receipt of a notice of the commencement of a Supplement Delay Period, it will keep the fact of such notice confidential, forthwith discontinue disposition of its Transfer Restricted Securities pursuant to the Shelf Registration Statement, and will not deliver any Prospectus forming a part thereof until receipt of the amended or supplemented Shelf Registration Statement or Prospectus, as applicable, as contemplated by Section 4(h) hereof, or until receipt of the Advice. If a Supplement Delay Period occurs, the Shelf Registration Period shall be extended by the number of days which the Supplement Delay Period comprises; provided that (1) the Shelf Registration Period shall not be extended if the Company has received an opinion of counsel (which counsel, if different from counsel to the Company referred to in Section 9(e) of the Purchase Agreement, shall be reasonably satisfactory to the Majority Holders of the Transfer Restricted Securities named in the Shelf Registration Period and which opinion shall be in writing if the Majority of the Holders so request) to the effect that the Transfer Restricted Securities can be freely tradeable without the continued effectiveness of the Shelf Registration Statement and (2)

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in no event shall the Shelf Registration Period be extended beyond two years from the date of original issuance of the Preferred Stock.

          c. If so directed by the Company in a notice of the commencement of a Supplement Delay Period, each Holder of Transfer Restricted Securities will deliver to the Company (at the Company's expense) or, if requested by the Company destroy (and confirm such designation in writing to the Company), all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering the Transfer Restricted Securities.

          d. Sales of such Transfer Restricted Securities pursuant to a Shelf Registration Statement shall only be made in the manner set forth in such currently effective Shelf Registration Statement.

SECTION 6.        LIQUIDATED DAMAGES

          If (i) any Registration Statement required by this Agreement is not filed with the Commission on or prior to the applicable Filing Deadline, (ii) any such Registration Statement has not been declared effective by the Commission on or prior to the applicable Effectiveness Deadline, or (iii) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter, and during the Shelf Registration Period, cease to be effective or fail to be usable for its intended purpose without being succeeded immediately (subject to the terms of this Agreement) by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective within 10 Business Days thereafter (each such event referred to in clauses (i) through (iii), a "Registration Default"), then
                                                   --------------------
the Company hereby agrees to pay to each Holder of Transfer Restricted Securities affected thereby liquidated damages in an amount equal to 0.25% of the liquidation preference per share of the Preferred Stock by such Holder for each year or portion thereof that the Registration Default continues for the first 90-day period immediately following the occurrence of such Registration Default. The amount of the liquidated damages shall increase by an additional 0.25% of the liquidation preference per share of the Preferred Stock held by such Holder with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of 1.00% per annum of the liquidation preference per share of the Preferred Stock held by such Holder; provided, that, the Company shall in no event be required to pay
             --------
liquidated damages for more than one Registration Default at any given time. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Shelf Registration Statement) in the case of clause (i) above, (2) upon the effectiveness of the Shelf Registration Statement, in the case of clause (ii) above, or (3) upon the filing of a post-effective amendment to the Shelf Registration Statement or an additional Shelf Registration Statement that causes the Shelf Registration Statement to again be declared effective or made usable in the case of clause (iii) above, the liquidated damages payable with respect to the Transfer Restricted Securities as a result of such clause (i), (ii) or
(iii), as applicable, shall cease.

          All accrued liquidated damages will be paid by the Company to Holders entitled thereto by wire transfer to the accounts specifed by them or by mailing checks to their registered address if no such accounts have been specified.

          Notwithstanding the fact that any securities for which liquidated damages are due cease to be Transfer Restricted Securities, all obligations of the Company to pay liquidated damages with respect to such securities outstanding prior to the time such securities ceased to be Transfer Restricted Securities shall survive until such time as such obligations with respect to such securities shall have been satisfied in full.

SECTION 7.     REGISTRATION EXPENSES

          a. All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Preferred Stock and Common Stock to be issued and printing of Prospectuses whether for exchanges, sales, market making or otherwise), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and one counsel for the Holders of Transfer Restricted Securities as provided in Section 7(b) below; (v) all application and filing fees in connection with listing the Preferred Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

          The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

          b. In connection with any Registration Statement required by this Agreement, the Company will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities who are offering or selling Preferred Stock pursuant to the "Plan of Distribution" contained in the Shelf Registration Statement, for the reasonable fees and disbursements of not more than one counsel, who shall be Paul, Hastings, Janofsky & Walker LLP, unless another firm shall be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 8.     INDEMNIFICATION

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

          a. The Company agrees to indemnify and hold harmless each Holder, its directors, officers and each Person, if any, who controls such Holder (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities or judgments (including without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company to any Holder or any prospective purchaser of registered Preferred Stock, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by (i) an untrue statement or omission or alleged untrue statement or omission that is based upon information relating to any of the Holders furnished in writing to the Company by any of the Holders or (ii) an untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus that was corrected by the Prospectus and the relevant Holder failed to comply with such Prospectus delivery requirements as are applicable to it and such loss, claim, damage, liability or judgment would not have arisen if such Prospectus had been so delivered.

          b. Each Holder of Transfer Restricted agrees, severally and not jointly, to indemnify and hold harmless the Company and its directors and officers, and each Person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, to the same extent as the foregoing indemnity from the Company set forth in clause (a) above, but only (i) with reference to information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any Registration Statement or (ii) if an untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus was corrected by the Prospectus and such Holder failed to comply with such Prospectus delivery requirements as are applicable to it and such loss, claim, damage, liability or judgment would not have arisen if such Prospectus had been so delivered. In no event shall any Holder, its directors, officers or any Person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission or failure to comply with such Prospectus delivery requirements as are applicable to it.

          c. In case any action shall be commenced involving any Person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) hereof (the "indemnified party"), the indemnified party shall promptly notify the
      -----------------
person against whom such indemnity may be sought (the "indemnifying person") in
                                                       -------------------
writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b) hereof, a Holder shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Holders, in the case of the parties indemnified pursuant to Section 8(a) hereof, and by the Company in the case of parties indemnified pursuant to Section 8(b) hereof. The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than 20 Business Days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall
have failed to comply with such reimbursement request.   No indemnifying party
shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

          d.   To the extent that the indemnification provided for in this
Section 8 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to (A) information supplied by the Company on the one hand, or by the Holder, on the other hand, or
(B) an untrue statement or alleged untrue statement or omission or alleged omission therein that was corrected by the Prospectus and any Holder failed to comply with such Prospectus delivery requirements as are applicable to it and such loss, claim, damage, liability or judgment would not have arisen if such Prospectus had been so delivered, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and judgments referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter. Notwithstanding the provisions of this Section 8, no Holder, its directors, its officers or any Person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total amount received by such Holder with respect to the sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission or failure to comply with such Prospectus delivery requirements as are applicable to it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 8(c) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each Holder hereunder and not joint.

SECTION 9.     RULE 144A AND RULE 144

          The Company agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

SECTION 10.    MISCELLANEOUS

          a.   Remedies.  The Company acknowledges and agrees that any failure
               --------
by it to comply with its obligations under Sections 3 and 4 hereof may result in material irreparable injury to the Initial Purchasers or the Holders or Affiliated Market Makers for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder or Affiliated Market Makers may obtain such relief as may be required to specifically enforce the Company's obligations under Sections 3 and 4 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          b.   No Inconsistent Agreements.  The Company will not, on or after
               --------------------------
the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule A attached hereto, there are no agreements between the Company and any Person granting such Person any registration rights with respect to its securities. Except as set forth on Schedule A attached hereto, the rights granted to the Holders hereunder do not conflict with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

          c.   Amendments and Waivers.  The provisions of this Agreement may not
               ----------------------
be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 6 hereof and this Section 10(c)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the aggregate outstanding number of Transfer Restricted Securities (excluding Transfer Restricted Securities held by the Company or its Affiliates).

          d.   Third Party Beneficiary.  The Holders and Affiliated Market
               -----------------------
Makers shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders and Affiliated Market Makers hereunder.

          e.   Notices.  All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

          i. if to a Holder, at the address set forth on the records of the Registrar;

               With a copy to:
               Paul, Hastings, Janofsky & Walker LLP
               399 Park Avenue
               New York, NY  10022

               Telecopier No.:  (212) 319-4090
               Attention:  Scott M. Wornow

          ii.  if to the Company:

               PSINet Inc.
               510 Huntmar Park Drive
               Herndon, VA 20170-5100

                  Telecopier No.:  (703) 397-5349
                  Attention:  Kathleen B. Horne
                         Senior Vice President and General Counsel

                  With a copy to:

                  Nixon Peabody LLP
                  437 Madison Avenue
                  New York, NY 10022

                  Telecopier No.:  (212) 940-3111
                  Attention:  Richard F. Langan, Jr.

       All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

       Upon the date of filing a Shelf Registration Statement, notice shall be delivered to Donaldson, Lufkin & Jenrette Securities Corporation on behalf of the Initial Purchasers (in the form attached hereto as Exhibit A) and shall be addressed to: Donaldson Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, NY 10172, Attention: Syndicate Department.

          f.      Successors and Assigns.  This Agreement shall inure to the
                  ----------------------
benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided, that nothing herein shall be deemed to
                                --------
permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms hereof or of the Purchase Agreement. If any transferee of any Holder shall acquire Transfer Restricted Securities in any manner permitted by this Agreement, the Purchase Agreement, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and the Purchase Agreement, including the restrictions on resale set forth in this Agreement and the Purchase Agreement, and such Person shall be entitled to receive the benefits hereof.

          g.      Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          h.      Headings.  The headings in this Agreement are for convenience
                  --------
of reference only and shall not limit or otherwise affect the meaning hereof.

          i.      Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                  -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES THEREOF.

          j.      Severability.  In the event that any one or more of the
                  ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          k.      Entire Agreement.  This Agreement is intended by the parties
                  ----------------
as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted

Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.



                            [SIGNATURE PAGES FOLLOW]

  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                     PSINET INC.

                                        By: /s/ Edward D. Postal
                                           ----------------------------------
                                          Name:  Edward D. Postal
                                          Title: Executive Vice President and
                                                   Chief Financial Officer

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH & CO.,
MERRILL LYNCH PIERCE FENNER & SMITH
            INCORPORATED
MORGAN STANLEY & CO. INCORPORATED
BEAR STEARNS & CO. INC.
BANCBOSTON ROBERTSON STEPHENS INC.
CHASE SECURITIES INC.

Acting severally on behalf of
  themselves and the several
  Initial Purchasers named in
  Schedule I hereto

By: DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION

    By: /s/ Raymond Cleeman
       -------------------------------
       Name:  Raymond Cleeman
       Title: Vice President